                                                                    Exhibit 10.1


                            ASSET PURCHASE AGREEMENT



         ASSET PURCHASE AGREEMENT (the "Agreement") made March 10th, 2005 by and between IP Promotions, LLC, a Georgia LLC (hereinafter referred to as "Seller" or "IP LLC") with an address at 2870 Peachtree Road., Suite 710, Atlanta, Georgia 30305-2918, and IP Promotions, Inc., a corporation formed under the laws of the State of Nevada (herein after referred to as "Purchaser" or "IP, Inc.") with an address at 1223 Manor Oaks Court, Dunwoody, Ga. 30338. This Asset Purchase Agreement completely supersedes, replaces and supplants all previous agreements between the parties concerning the purchase of assets described herein.


         WHEREAS, IP, LLC. is the owner of certain software, computers, servers, intellectual property, and other items currently used in the sale, preparation, design, hosting, and distribution of internet based promotional activities, and other related activities. The Seller has been operating a LLC Corporation since July of 2003 in the promotional and advertising industry.

         WHEREAS, the Seller agrees to sell, convey and assign to the Purchaser and the Purchaser agrees to purchase and acquire the software, computers, servers, intellectual property and other items used by the Seller in the sale, preparation, design, hosting, and distribution of internet based promotional activities, and other related activities previously operated by the Seller.

         NOW, THEREFORE, in consideration of the premises, mutual covenants, representations and agreements contained herein, the parties hereto hereby agree as follows:


                               SALE OF ASSETS (1)

         On the Closing Date and subject to the terms and conditions of this Agreement, the Purchaser agrees to purchase and acquire from the Seller, and the Seller agrees to sell, convey, assign, transfer and deliver to the Purchaser, all of the Seller's right title and interest in the Purchased Assets for the consideration specified below. At the Closing, Seller shall deliver to Purchaser all of the appropriate certificates, titles, and other applicable documents representing the Purchased Assets sufficient to convey to Purchaser good and marketable title to the Purchased Assets free and clear of any and all claims, liens, charges, security interests, pledges or encumbrances of any nature whatsoever and together with all accrued benefits and rights attaching thereto. A list of the Purchased Assets shall be attached to this Agreement as Schedule 3.1

                   CONSIDERATION FOR THE PURCHASED ASSETS. (2)

         As consideration for the Purchased Assets the Purchaser shall assume the Liabilities of the company owed to John Rocker and outstanding business debts of the Seller. A full list of all the Liabilities to be assumed by the Purchaser shall be listed in Schedule 3.4

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(initials)                                                          (initials)

                  REPRESENTATIONS AND WARRANTIES OF SELLER.(3)

         Seller hereby makes the following representations and warranties to the Purchaser which the Seller acknowledges are being relied upon by Purchaser:

         SECTION 3.1 OWNERSHIP OF PURCHASED ASSETS. Seller is the record owner of the Purchased Assets, free and clear of all liens, encumbrances, charges, claims and assessments of every nature. Seller has the full power and authority to sell, convey, assign and transfer the Purchased Assets to Purchaser in accordance with the terms and conditions of this Agreement. A full list of these Assets is provided as Schedule 3.1 of this Agreement.

         SECTION 3.2 ORGANIZATION. IP PROMOTIONS, LLC is Georgia LLC and is free of any judgments or encumbrances that would prevent his execution of this agreement.

         SECTION 3.3 NO VIOLATION. The execution and delivery of this Agreement, the other Closing Documents, and the sale, conveyance and transfer of the Purchased Assets by the Seller to Purchaser will not (i) violate any statute, law, rule, regulation, order, writ, injunction or decree of any court or governmental authority applicable to Seller, (ii) require any authorization, consent, approval, exemption or other action by, or filing with or notice to, any court, administrative, regulatory or governmental agency, instrumentality, commission, authority, board or body other than filings required, or (iii) violate or conflict with, or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in the creation of any lien, security interest, charge, encumbrance or restriction upon any of the assets material to the business, assets, financial condition or prospects of Seller, under any term or provision of any material contract, commitment, understanding, arrangement, agreement or restriction of any kind or character to which Seller is a party or any of its assets or properties may be bound.

         SECTION 3.4 ABSENCE OF UNDISCLOSED LIABILITIES. A full listing of the liabilities of IP Promotions, LLC has been provided as Schedule 3.4 of this Agreement. IP Promotions, LLC has no other undisclosed obligations or liabilities of any nature, whether absolute, accrued, contingent or otherwise.

         SECTION 3.6 NO LITIGATION OR CLAIMS.

         (a) There is no action, suit, or claim pending or threatened against IP PROMOTIONS LLC. Neither Seller nor the Purchased Assets are subject to any outstanding judgment, order, writ or injunction of any court, governmental, administrative or regulatory authority or arbitral body.

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(initials)                                                          (initials)

         (b) Seller has no knowledge of (i) any claims pending or threatened against Seller, Seller's Assets, or the Purchased Assets or (ii) any past or present events, conditions, circumstances, activities, practices, incidents or actions which could form the basis of any claim against Seller, the Seller's Assets, or the Purchased Assets.

         SECTION 3.7 CONTRACTS AND COMMITMENTS.

         (a) LOAN AGREEMENTS AND GUARANTEES. The Seller is obligated under multiple loan agreements, promissory notes or other evidence of indebtedness as a signatory, guarantor or otherwise to John Rocker. The Seller has not otherwise guaranteed the performance by any person or entity of the obligations of such person or entity under any contract or other agreement, except in the ordinary course of business consistent with past practices.

         (b) DEFAULT OF DEBT AGREEMENT TO MR. ROCKER. The Seller is currently in default upon its obligations to Mr. Rocker. The Seller currently has little remaining capital upon which to fund its ongoing operations, is currently generating limited amounts of revenue and operating at a loss. Furthermore the Seller does not currently possess the resources to cure the default status of its obligations to Mr. Rocker.

         (c) NO DEFAULT. The Seller is not in default under any other contract, lease or commitment; other than the debt disclosed above to John Rocker.

         SECTION 3.8 BROKERS OR FINDERS. Seller has not employed a broker or finder, in connection with this transaction and shall indemnify the Purchaser against any claim for a commission or finder's fee in connection with this transaction.


                 REPRESENTATIONS AND WARRANTIES OF PURCHASER (4)

         SECTION 4.1 CORPORATE ORGANIZATION. Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has all requisite power and authority to carry on it business as now being conducted.

         SECTION 4.2 AUTHORIZATION, COMPLIANCE WITH LAWS. The execution, delivery and performance of this Agreement by Purchaser and the consummation of the transactions contemplated hereby have been duly authorized by all requisite corporate action, as required under applicable law and no further corporate authorization will be necessary on the part of the Purchaser for the execution, delivery, performance or consummation of this Agreement. The Purchaser has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby by Purchaser will not, with or without the giving of notice and/or the passage of time, violate any provision of law applicable to Purchaser or conflict with, result in the breach or termination of any provision of law applicable to Purchaser or conflict with, result in the charter, bylaw, indenture, mortgage, deed of trust or other agreement or instrument to which Purchaser is a party or

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(initials)                                                          (initials)
by which Purchaser, its assets or properties is or may be bound. No approval of any governmental authority or administrative agency is necessary to authorize the execution of this Agreement by Purchaser or the consummation of the transactions contemplated hereby. This Agreement is a valid and binding agreement of the Purchaser enforceable in accordance with its terms.

         SECTION 4.3 NO VIOLATION. Neither the execution and delivery of this Agreement or the other Closing Documents, nor the consummation by Purchaser of the transactions contemplated hereby will (i) violate any statute, law, rule, regulation, order, writ, injunction or decree of any court or governmental authority applicable to Purchaser, (ii) require any authorization, consent, approval, exemption or other action by, or filing with or notice to, any court, administrative, regulatory or governmental agency, instrumentality, commission, authority, board or body other than filings required, or (iii) violate or conflict with, or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, or result in the creation of any lien, security interest, charge, encumbrance or restriction upon any of the assets material to the business, assets, financial condition or prospects of Purchaser, under any term or provision of (a) the Certificate of Incorporation or Bylaws of IP Promotions, Inc., or (b) any material contract, commitment, understanding, arrangement, agreement or restriction of any kind or character to which IP Promotions, Inc. is a party or by which any of its assets or properties may be bound.

         SECTION 4.4 NO LITIGATION OR CLAIMS.

         (a) There is no action, suit or claims pending or threatened against IP Promotions, Inc. other than those disclosed on Schedule 4.4. The Purchaser is not subject to any outstanding judgment, order, writ or injunction of any court, governmental, administrative or regulatory authority or arbitral body.

         (b) Purchaser has no knowledge of (i) any claims pending or threatened against Purchaser other than those disclosed on Schedule 4.4 (ii) any past or present events, conditions, circumstances, activities, practices, incidents or actions which could form the basis of any claim against Purchaser other than those disclosed on Schedule 4.4.

         SECTION 4.5 BROKER. The Purchaser has no liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement for which the Seller could become liable or obligated.

         SECTION 4.6 SPECULATIVE NATURE OF THE PURCHASED ASSETS. Purchaser acknowledges that it understands that the Purchased Assets are highly speculative in nature. Further, Purchaser acknowledges that its representatives have been furnished with sufficient information regarding the Purchased Assets to allow Purchaser to make an informed decision regarding its acquisition of the Purchase Assets. Purchaser further represents that it had an opportunity to ask questions of and receive answers from Seller regarding the Seller and the Purchased Assets.

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(initials)                                                          (initials)

                                RISK OF LOSS (5)

         The risk of loss to the Purchased Assets sold hereunder, until the closing, is assumed and shall be borne by Seller.


               CONDITIONS PRECEDENT TO PURCHASER'S OBLIGATIONS (6)

         The obligations of Purchaser hereunder are subject to the satisfaction or fulfillment, at or prior to the Closing Date, of each of the following conditions:

         SECTION 6.1 REPRESENTATIONS AND WARRANTIES TRUE ON THE CLOSING DATE. The representations and warranties of Seller set forth in this Agreement, shall be true and correct when made and on and as of the Closing Date as though made or given on and as of the Closing Date, except (i) for any changes contemplated or permitted by the terms of this Agreement or otherwise consented to in writing by Purchaser and (ii) to the extent that such representations, warranties and statements are specifically limited by their terms to earlier dates or periods.

         SECTION 6.2 COMPLIANCE WITH AGREEMENT. Seller shall have performed and complied in all material respects with each obligation and covenant required to be performed or complied with by Seller at or prior to the Closing Date pursuant to the terms of this Agreement, including delivery of the Closing Documents as hereinafter set forth.

         SECTION 6.3 ABSENCE OF SUIT. No action, suit or proceeding before any court, governmental, administrative or regulatory authority or arbitral body shall have been commenced or threatened, against Seller, or any of his respective affiliates, officers or directors, (i) seeking to restrain, prohibit or enjoin the transactions contemplated hereby or to change any of the terms thereof, (ii) questioning the validity, legality or enforceability of any such transactions, or (iii) seeking damages in connection with any such transactions.


                CONDITIONS PRECEDENT TO SELLERS' OBLIGATIONS (7)

         The obligation of Seller hereunder is subject to the satisfaction or fulfillment, at or prior to the Closing Date, of the following conditions:

         SECTION 7.1 REPRESENTATIONS AND WARRANTIES TRUE ON THE CLOSING DATE. The representations and warranties of Purchaser set forth in this Agreement shall be true and correct when made and on and as of the Closing Date as though made or given on and as of the Closing Date.

         SECTION 7.2 COMPLIANCE WITH AGREEMENT. Purchaser shall have performed and complied in all material respects with each agreement and obligation required to be performed or complied with by Purchaser at or prior to the Closing Date pursuant to the terms of this Agreement.

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(initials)                                                          (initials)

         SECTION 7.3 ABSENCE OF SUIT. No action, suit or proceeding before any court, governmental, administrative or regulatory authority or arbitral body shall have been commenced or threatened, against Purchaser or any of its respective affiliates, officers or directors, (i) seeking to restrain, prohibit or enjoin the transactions contemplated hereby or to change any of the terms thereof, (ii) questioning the validity, legality or enforceability of any such transactions, or (iii) seeking damages in connection with any such transactions.


                                   CLOSING (8)

         SECTION 8.1 CLOSING DATE. The closing and consummation of the transactions contemplated by the Agreement (the "Closing") shall take place at a location to be mutually agreed upon on or about March 1st, 2005 (the "Closing Date"). All proceedings to take place on the Closing Date shall be deemed to take place simultaneously and no delivery shall be deemed to have been made until all such proceedings have been completed.

         SECTION 8.2 TO BE DELIVERED BY SELLER. At the Closing, Seller shall deliver to Purchaser the following:

         (a) Any & all documents necessary to sell, convey, assign and transfer the Purchased Assets to the Purchaser;

         (b) all other documents, instruments or writings reasonably required to be delivered to Purchaser at or prior to the Closing Date pursuant to the terms of this Agreement.

         SECTION 8.3 TO BE DELIVERED BY PURCHASER. At the Closing, Purchaser shall deliver the following:

         (a) all other documents, instruments or writings reasonably required to be delivered to Seller at or prior to the Closing Date pursuant to the terms of this Agreement.


                                 TERMINATION (9)

         SECTION 9.1 TERMINATION BY PURCHASER AND SELLER. This Agreement may be terminated by written notice of termination at any time prior to the Closing Date by the mutual consent of Purchaser and Seller.

         SECTION 9.2 TERMINATION BY PURCHASER. This Agreement may be terminated by written notice of termination at any time prior to the Closing Date by Purchaser at any time if any of the representations and warranties of Seller set forth in this Agreement are materially incorrect when made or at any time thereafter, or if all of the conditions precedent set forth herein have not been met on or before the Closing Date. Notwithstanding the foregoing, in the event that any of the representations and warranties of Seller set forth in this

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Agreement are materially incorrect or if any of the conditions precedent set forth herein have not been met on or before the closing date, Purchaser shall give to Seller written notice of the claimed misrepresentation of unfulfilled condition and Seller shall have thirty (30) days from the receipt of such notice to cure such representation or meet such condition.

         SECTION 9.3 TERMINATION BY SELLER. This Agreement may be terminated by written notice of termination at any time prior to the Closing Date by Seller at any time if any of the representations and warranties of Purchaser set forth in this Agreement were incorrect when made or at any time thereafter, or upon written notice to Purchaser if all of the conditions precedent set forth herein have not been met.

         SECTION 9.4 EFFECT OF TERMINATION. In the event of termination of this Agreement pursuant to this Section 9.1 no party hereto shall have any liability or further obligation to any other party to this Agreement.

         SECTION 9.5 PURCHASER'S DAMAGES UPON TERMINATION. If this Agreement is terminated pursuant to Sections 9.2 or 9.3 Seller shall pay to Purchaser all of Purchaser's costs and expenses (including counsel fees and expenses) in connection with Purchaser's due diligence investigation of Seller and the Companies and the negotiation, preparation, execution and performance of this Agreement. Furthermore the Seller agrees to the immediate payment of all outstanding debt obligations to John Rocker upon any termination pursuant to Sections 9.2 or 9.3.

         SECTION 9.6 SELLERS' DAMAGES UPON TERMINATION. If this Agreement is terminated pursuant to Section 9.3 Purchaser shall pay to Seller all of Seller's costs and expenses (including counsel fees and expenses) in connection with the negotiation, preparation, execution and performance of this Agreement.


                              INDEMNIFICATION (10)

         SECTION 10.1 INDEMNIFICATION BY SELLER. For a period of one year after closing, Seller shall indemnify and hold harmless Purchaser, from and against any liability, loss, claim, demand, damage, expense (including costs of investigation, sampling, remediation and defense and counsel fees and expenses) or diminution in value, arising from or in connection with: (i) any breach of any representation or warranty of Seller made or contained in this Agreement or in any certificate or other Closing Documents delivered by Seller, or (ii) any breach of any agreement of Seller made or contained in this Agreement.

         SECTION 10.2 INDEMNIFICATION BY PURCHASER. For a period of one year after closing, Purchaser shall indemnify and hold harmless Seller and its respective representatives, from and against any liability, loss, claim, demand, damage, expense (including costs of investigation and defense and counsel fees and expenses) or diminution in value, arising from or in connection with: (i) any breach of any representation or warranty of Purchaser made or contained in this Agreement or in any certificate or other Closing Documents delivered by Seller or (ii) any breach of any agreement of Purchaser made or contained in this Agreement;

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(initials)                                                          (initials)

         SECTION 10.3 THIRD PARTY CLAIMS. In the event that any claim or demand to which Purchaser or Seller is entitled to indemnification under this Article is asserted by a third party, the indemnified party shall notify the indemnifying party of the claim or demand, and the indemnifying party shall undertake the defense thereof by counsel of its own choosing. In the event that the indemnifying party fails to give the indemnified party notice of the indemnifying party's agreement to defend, within five (5) days after receipt of notice of the claim or demand, or thereafter fails to properly defend, the indemnified party may, by counsel of its own choosing, upon notice to the indemnifying party, undertake the defense, compromise or settlement of such claim or demand on behalf of and for the account and risk of the indemnifying party. Notwithstanding anything to the contrary in this Section 10.3, (i) if there is a reasonable probability that any claim or demand may materially and adversely affect Purchaser or the Companies other than as a result of money damages or other money payments, Purchaser or the Companies, as the case may be, shall have the right at its own cost and expense to defend, compromise or settle such claim or demand and (ii) the indemnifying party shall not without the written consent of Purchaser or the Companies, as the case may be, settle or compromise such claim or demand or consent to the entry of any judgment which does not include as an unconditional term thereof the giving of Purchaser or the Companies, as the case may be, a release from all liability in respect to such claim or demand.


                          MISCELLANEOUS PROVISIONS (11)

         SECTION 11.1 SURVIVAL. The representations and warranties and agreements of Seller and Purchaser made or contained herein shall survive the Closing Date for a period of one (1) year from and after the Closing Date.

         SECTION 11.2 FURTHER ASSURANCE. Seller and Purchaser hereby agree to take such other action as may be necessary or desirable in order to consummate and implement the transactions contemplated by this Agreement.

         SECTION 11.3 PARTIES-IN-INTEREST. This Agreement shall be binding upon, inure to the benefit of, and be enforceable by the parties hereto and their respective successors and assigns. Neither this Agreement, nor any right or obligation hereunder, may be assigned by any party without the prior written consent of the other party or parties hereto.

         SECTION 11.4 GOVERNING LAW. The validity, interpretation, enforceability and performance of this Agreement shall be governed by and construed in accordance with the laws of the State of Georgia Venue for any dispute shall reside in the Fulton County, State of Georgia. Each of the parties hereby expressly submits and consents in advance to such jurisdiction in any action or proceeding commenced by the other in such court.

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         SECTION 11.5 AMENDMENT AND MODIFICATION. Purchaser and Seller may amend, modify and supplement this Agreement only by a writing signed by all parties.

         SECTION 11.6 WAIVER OF CONDITIONS. The conditions to the respective obligations of Purchaser and Seller to consummate the transactions contemplated hereby are for the sole benefit of such party and may be waived by such party in whole or in part.

         SECTION 11.7 NOTICES. All notices, requests, demands and other communications hereunder shall be in writing and delivered personally or sent by registered or certified mail, postage prepaid, or by facsimile transaction:

         (a) if to Purchaser        IP Promotions, Inc.
                                    1223 Manor Oaks Court
                                    Dunwoody,  Ga. 30338
                                    Attn: John Rocker

         (b)                        if to Seller IP Promotions, LLC.
                                    2870 Peachtree Road
                                    Suite 710
                                    Atlanta,  Ga. 30305
                                    Attn.: Spencer Iverson

         SECTION 11.8 TRANSFER TAXES. Excise, transfer or other similar tax imposed with respect to the transactions provided for in this Agreement, if any, and any interest or penalties related thereto, shall be paid by Seller; and Seller shall indemnify and hold Purchaser harmless from and against any such tax, interest or penalty that may be assessed against Purchaser.

         SECTION 11.9 EXPENSES. Whether or not the transactions contemplated hereby are consummated, each of the parties shall bear its own expenses (including, without limitation, the expenses of its counsel and other agents) in connection with the transactions contemplated hereby, unless otherwise provided for in this Agreement or as may otherwise be agreed to in writing by the parties.

         SECTION 11.10 PUBLICITY. Purchaser shall have complete control over the content and timing of any public announcement concerning this Agreement or the transactions contemplated herein. Seller shall not make any public announcement concerning this Agreement or the transactions contemplated herein without first obtaining the consent of the Purchaser.

         SECTION 11.11 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties hereto with respect to the transactions contemplated hereby, and there have been and are no agreements, representations or warranties between the parties other than those set forth or provided for herein or therein.

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(initials)                                                          (initials)

         SECTION 11.12 REMEDIES CUMULATIVE. Except as otherwise set forth in this Agreement, the remedies provided herein are cumulative and shall not preclude the assertion by any party hereto of any other rights or the seeking of remedies against the other party hereto.

         SECTION 11.13 COUNTERPARTS. This Agreement may be executed in two or more counterparts (including by facsimile), each of which shall be deemed an original, but all of which together shall constitute one instrument.

         SECTION 11.14 CAPTIONS. The paragraph, Section and subsection captions herein are for convenience of reference only, do not constitute a part of this Agreement, and shall not be deemed to limit or otherwise affect any of the provisions hereof.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first above written.

Agreed to & Accepted on behalf of           Agreed to & Accepted on behalf of
IP Promotions, Inc.                         IP Promotions, LLC
This 15th day of March, 2005                This 15th day of March, 2005



/S/ John Rocker                             /S/ Spencer Iverson
----------------------------                ------------------------------
By  John Rocker,                            By  Spencer Iverson,
Its Chairman of the Board                   Its President




Witnessed by,                               Witnessed by,



/s/ Barry Anderson                          /s/ Stephen Patrick
----------------------------                ------------------------------

By: Barry Anderson                          By: Stephen Patrick
----------------------------                ------------------------------
(Printed Name)                              (Printed Name)


----------------------------                ------------------------------
(initials)                                                          (initials)

                                  SCHEDULE 3.1
                          ASSETS OF IP PROMOTIONS, LLC

CLIENT CONTRACTS:

         o        All Existing Client Contracts
         o        All Existing Vendor Relationships
         o        All Existing Sales Relationships


FIXED ASSETS

         o All Existing Computer Equipment, including: 2 Desktop Personal Computers, 2 Laptop Personal Computers, all Computer Peripheral Equipment
         o        Digital Camera
         o        Camcorder
         o        Projection Equipment
         o        All Existing Rights to Political Views, and Prep Promotions.
         o All Otherwise Undisclosed Assets Purchased with Funds/Capital Provided by John Rocker.
         o        All Intellectual Property


CURRENT ASSETS:

         o        All Bank Accounts
         o        All Accounts Receivables
         o        All Existing Merchant Accounts


SOFTWARE & INTELLECTUAL PROPERTIES

         o        All Existing Software Programs and Related Assets
         o All Existing Technology Patents, Trademarks, Copyrights, and all rights to any such future Intellectual Properties that may result from the existing technology of IP Promotions, LLC.
         o All Documentation Necessary to the Successful Operation of the Assets Purchased.
         o All Documentation Necessary to the Successful Audit of the Books and Records of IP Promotions, LLC for inclusion in any filings made by IP Promotions, Inc. with the SEC.


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(initials)                                                          (initials)

                                  SCHEDULE 3.4
                       LIABILITIES OF IP PROMOTIONS, LLC.

TRADE LIABILITIES TO BE ASSUMED:

         o        TBS Communications d/b/a Cool Blue Interactive
         o        Three Squared, Inc.





CONTRACTUAL LIABILITIES TO BE ASSUMED:

         o        The existing contractual commitment with TMX Consulting Corp.





DEBT LIABILITIES TO BE ASSUMED:

         o        All outstanding indebtedness to John Rocker





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(initials)                                                          (initials)